SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Whole Foods Market, Inc.
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(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
***Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 28, 2011.

WHOLE FOODS MARKET, INC.

WHOLE FOODS MARKET, INC. 550 BOWIE STREET AUSTIN, TX 78703

Meeting Information
Meeting Type:	Annual
For holders as of:	January 3, 2011
Date:	February 28, 2011
Time:	9:00 AM Local Time
Location:	The Hilton Austin Hotel 500 East 4th Street Austin, TX 78701

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                    1) BY INTERNET:     www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
                                    3) BY E-MAIL*:          sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 14, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following director nominees:

1.	ELECTION OF DIRECTORS:

	01) DR. JOHN ELSTROTT 02) GABRIELLE GREENE 03) SHAHID (HASS) HASSAN 04) STEPHANIE KUGELMAN 05) JOHN MACKEY 06) WALTER ROBB	07) JONATHAN SEIFFER 08) MORRIS (MO) SIEGEL 09) JONATHAN SOKOLOFF 10) DR. RALPH SORENSON 11) WILLIAM (KIP) TINDELL, III

The Board of Directors recommends you vote FOR the following company proposals:

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT AUDITOR FOR THE COMPANY FOR FISCAL YEAR 2011.

3.	RATIFICATION OF THE COMPENSATION PACKAGE GRANTED TO OUR NAMED EXECUTIVE OFFICERS.

The Board of Directors recommends you vote two years on the following proposal:

4.	ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

The Board of Directors recommends you vote AGAINST the following shareholder proposals:

5.	SHAREHOLDER PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO PERMIT REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE.

6.	SHAREHOLDER PROPOSAL TO REQUIRE THE COMPANY TO HAVE, WHENEVER POSSIBLE, AN INDEPENDENT CHAIRMAN OF THE BOARD OF DIRECTORS WHO HAS NOT PREVIOUSLY SERVED AS AN EXECUTIVE OFFICER OF THE COMPANY.

IF YOU GRANT A PROXY, THE PROXY HOLDERS WILL ALSO HAVE THE DISCRETION TO VOTE THESE SHARES ON ANY ADDITIONAL MATTERS PROPERLY PRESENTED FOR A VOTE AT THE MEETING IN ACCORDANCE WITH TEXAS LAW AND THE COMPANY'S BYLAWS.